00145059

Homestead Funds, Inc.

Supplement Dated June 3, 2015

to the Prospectus Dated May 1, 2015

This supplement revises certain information regarding the Stock Index Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds, Inc.’s website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The following changes are made to the Prospectus:

1.	Effective immediately:

a.	The section titled “Stock Index Fund-Fund Summaries-Fees and Expenses” on page 9 of the Prospectus is deleted and replaced in its entirety with the following:

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (a,b)	0.04%
Other Expenses
Administrative Fees	0.25%
Other Fund Expenses	0.24%
Total Other Expenses	0.49%
Total Annual Fund Operating Expenses (a)	0.53%

(a)	Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Master Portfolio.

(b)	BlackRock Fund Advisors has contractually agreed to reimburse the S&P 500 Stock Master Portfolio for the cost of fees paid by the Master Portfolio to the Independent Trustees, counsel to the Independent Trustees, and the S&P 500 Stock Master Portfolio’s independent registered accounting firm, through April 30, 2016. This contractual arrangement may not be terminated prior to May 1, 2016 without consent of the Board of Trustees of the S&P 500 Stock Master Portfolio.

b.	The following risk is added immediately after “Index Fund Risk” under the section titled “Stock Index Fund-Fund Summaries-Principal Risks” on page 9 of the Prospectus:

Index-Related Risk. There is no guarantee that the Stock Index Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Stock Index Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in Index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Stock Index Fund and its shareholders.

c.	The section titled “Stock Index Fund-Fund Summaries-Investing in other Investment Companies” on page 10 of the Prospectus is deleted and replaced in its entirety with the following:

Investing in other Investment Companies

Because the Stock Index Fund invests all of its investable assets in the Master Portfolio, the Fund bears a fee of 0.04%, equal to its proportionate share of fees paid by the Master Portfolio, in addition to the administration fee it pays to RE Advisers.

d.	The following paragraph is added as the second to last paragraph under the section titled “Fund Details-Additional Information About the Funds-Stock Index Fund-Index Description and Construction” on page 25 of the Prospectus:

The past performance of the Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Master Portfolio or to any other person or entity, as to results to be obtained by the Master Portfolio from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

e.	In the section “Fund Details – Description of Fund Risks,” “Index-Related Risk” is added to the chart on page 28 of the Prospectus immediately following Index Fund Risk. This risk is only applicable to the Stock Index Fund.

f.	The following risk is added to the section titled “Fund Details-Description of Fund Risks” on page 28 of the Prospectus immediately following Index Fund Risk:

Index-Related Risk. There is no guarantee that the Stock Index Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Stock Index Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in Index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Stock Index Fund and its shareholders.

g.	The last sentence in the first paragraph under the section titled “Fund Details-Management of the Funds-Investment Adviser For The Master Portfolio of the Stock Index Fund” on page 37 of the Prospectus is deleted and replaced with the following sentence:

BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

2.	Effective June 30, 2015, all references to the S&P 500 Stock Master Portfolio are replaced with references to the S&P 500 Index Master Portfolio.

Homestead Funds, Inc.

Supplement Dated June 3, 2015

to the Statement of Additional Information Dated May 1, 2015

This supplement updates certain information regarding Homestead Funds, Inc. (the “Funds”) contained in the above-referenced Statement of Additional Information (“SAI”). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The following changes are made to the SAI:

1.	Effective immediately, the second paragraph of the section titled “INVESTMENT MANAGEMENT AND OTHER SERVICES—BFA” on page 51 of the SAI is deleted and replaced in its entirety with the following:

Effective as of April 30, 2015, BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund. Prior to April 30, 2015, BFA received monthly fees at the annual rate 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio.

2.	Effective June 30, 2015, all references to the S&P 500 Stock Master Portfolio are replaced with references to the S&P 500 Index Master Portfolio.